UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2019

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PEYE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2019, we closed on an asset purchase agreement with Ross Optical Industries, Inc. and its shareholders to acquire substantially all of their assets. We did not acquire assets due from related party; nor did we assume their bank line of credit or long-term debt. Ross Optical was incorporated in 1989 and provides optical solutions to the defense, industrial, and medical markets. The purchase price for the assets is up to $2,000,000. We paid $1,400,000 at closing, and we will pay up to $500,000 as an earn-out upon the satisfaction of certain financial thresholds consisting of mutually agreed upon revenue and gross margin targets of the Ross Optical division over a term of three years, beginning on July 1, 2019 at a rate of up to $166,666 per year. We held back an amount of $100,000 to cover purchase price adjustments, such as deficiency of the working capital, any accrued and unpaid bonus payments to shareholders that exceed the bonus amounts paid by Ross Optical over the previous twelve months, and the net effects of any cash payments or receipts made by Ross Optical between the effective date of June 1, 2019 and the closing date for excluded assets and retained liabilities.

The asset purchase agreement contains customary representations, warranties, and indemnification provisions. The selling shareholders of Ross Optical agreed to a non-compete, non-solicitation, and non-hire provision for a period of five years from the closing date. We agreed that we will operate the Ross Optical division in substantially the same manner as currently operated for a three-year period. Following the closing of the asset purchase, the President of Ross Optical, Divaker Mangadu, will be employed by us subject to an employment agreement, and continue to oversee the operations of Ross Optical as our business unit.

Item 3.02	Unregistered Sales of Equity Securities.

On July 1, 2019, we entered into agreements with accredited investors for the sale and purchase of 760,000 shares of our common stock, $0.01 par value at a purchase price of $1.25 per share. This placement was contingent upon raising at least $900,000 in the offering through July 8, 2019 and the signing of the Ross Optical asset purchase agreement. We received $950,000 in gross proceeds from the offering. We used the net proceeds from this placement for the purchase of the assets of Ross Optical.

In connection with the placement, we also entered into a registration rights agreement with the investors, whereby we are obligated to file a registration statement with the Securities Exchange Commission on or before 180 calendar days after July 1, 2019 to register the resale by the investors of 760,000 shares of our common stock purchased in the placement.

The issuance of the shares of common stock was exempt from registration pursuant to the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and the recipients were knowledgeable accredited investors who understand the investment risks. Accordingly, the shares issued as part of the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2019, we hired Mr. Divaker Mangadu to oversee the operations of our newly acquired Ross Optical division in Texas. We look forward to working with Mr. Mangadu as he brings tremendous knowledge of the optics industry and will be a welcome addition to our Company.

2

Mr. Mangadu has many years of experience in the optics industry. He has been with Ross Optical Industries, Inc. in various leadership positions for the past 27 years. He received a bachelor’s degree in mechanical engineering. There are no family relationships between Mr. Mangadu and any of our directors or officers.

Mr. Mangadu will be paid $140,000 per year and is eligible for an annual bonus of up to $40,000 in the discretion of the Company based on the achievement of certain target revenue levels. Upon approval by our board of directors, he will receive 100,000 stock options to vest in three equal installments of 33,000, 33,000 and 34,000 at the end of year one, two and three, respectively.

Either party may terminate the employment agreement at any time after providing ninety days’ written notice to the other party. If the employee is terminated without cause by us, within the first five years from the effective date, we shall pay to the employee a lump-sum severance payment of $75,000 within fifteen business days of termination and all unvested equity awards shall vest immediately and continue to be exercisable for the remainder of their term. If the employee is terminated without cause by us after 5 years from the effective date, we pay to employee a lump-sum severance payment equal to one-half of the employee’s then current yearly salary. If the employee terminates without cause, or if the employee is terminated by us with cause at any time, We are not liable to pay any severance payment and all unvested equity awards shall be forfeited.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The descriptions of the asset purchase agreement, the employment agreement and the private placement do not purport to be complete and are qualified in their entirety by reference to the complete text of the asset purchase agreement, employment agreement, form of the securities purchase agreement, and the form of registration rights agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
10.1†*	Asset Purchase Agreement dated July 1, 2019, between Precision Optics Corporation, Inc. and Ross Optical Industries, Inc. and the shareholders;
10.2	Form of Purchase Agreement, by and among Precision Optics Corporation, Inc. and several Investors, dated July 1, 2019;
10.3	Form of Registration Rights Agreement, by and among Precision Optics Corporation, Inc. and several Investors, dated July 1, 2019;
10.4†	Employment Agreement, by and among Precision Optics Corporation. Inc. and Divaker Mangadu, dated July 1, 2019.
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of Ross Optical Industries, Inc. for the Years ended December 31, 2018 and 2017.

†	Certain portions of the agreement have been omitted to preserve the confidentiality of such information. The Company will furnish copies of any such information to the SEC upon request.
*	The schedules to the asset purchase agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date: July 8, 2019	By:	/s/ Joseph Forkey
	Name: Title:	Joseph Forkey Chief Executive Officer

4